Exhibit 99.2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V82003-TBD Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1. To adopt the Agreement and Plan of Merger, dated as of November 2, 2025, by and among SM Energy Company, a Delaware corporation ("SM Energy"), Cars Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of SM Energy, and Civitas Resources, Inc. ("Civitas"), as it may be amended from time to time, a copy of which is included as Annex A to the joint proxy statement/prospectus; and 2. To approve, on a non-binding advisory basis, the compensation that may be paid or become payable to Civitas' named executive officers in connection with the mergers (as defined in the joint proxy statement/prospectus). NOTE: To transact such other business as may properly come before the Special Meeting. For Against Abstain ! ! ! CIVITAS RESOURCES, INC. CIVITAS RESOURCES, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 The Board of Directors recommends you vote FOR proposals 1 and 2. ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on [ ], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CIVI2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by the company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on [ ], 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Joint Proxy Statement/Prospectus are available at www.proxyvote.com. V82004-TBD CIVITAS RESOURCES, INC. Special Meeting of Stockholders [ ], 2026 [ ] (MDT) The Special Meeting of Stockholders of the Company to be held [ ], 2026 The undersigned hereby appoints Travis L. Counts, Adrian Milton and Marianella Foschi, and each of them with the power to act without the other and with the power of substitution as proxies and attorneys-in-fact, and hereby authorizes them to represent and to vote, as provided on the other side, all of the shares of common stock, par value $0.01 per share, of Civitas Resources, Inc. which the undersigned is entitled to vote, and in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders to be held on [ ], 2026, or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting. This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made but the card is signed, this proxy will be voted FOR Proposal 1, and FOR Proposal 2, and in the discretion of the proxies with respect to such other business as may properly come before the meeting, including concerning any adjournment of the meeting. Continued and to be signed on reverse side